UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2012

BROADCOM CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	000-23993	33-0480482
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 California Avenue, Irvine, CA 92617

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (949) 926-5000

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 amends the report on Form 8-K that Broadcom Corporation (“Broadcom”) filed with the SEC on February 17, 2012 regarding the completion of its acquisition of NetLogic Microsystems, Inc. (“NetLogic”), to include the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of income and explanatory notes relating to Broadcom’s acquisition of NetLogic for the twelve months ended December 31, 2011, are attached to this report on Form 8-K/A as Exhibit 99.1 and are filed herewith.

(d)	Exhibits.

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined statement of income and explanatory notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCOM CORPORATION

Date: May 1, 2012	By:	/s/ Eric K. Brandt
Eric K. Brandt
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined statement of income and explanatory notes